UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2005
THE HOUSTON EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-11899	22-2674487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 2000
Houston, Texas	77002-5215
(Address of principal executive offices)	(Zip Code)
(713) 830-6800
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 28, 2005, The Houston Exploration Company (the “Company”) issued a press release announcing its financial and operational results for the three-month and six-month periods ended June 30, 2005. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.
Following the issuance of the press release and the filing of this Current Report on Form 8-K, the Company will hold its second quarter 2005 earnings conference call on Thursday, July 28, 2005, at 9:30 A.M. Central Time, which is open to the public, to further review financial and operational results. This scheduled conference call was previously announced on July 7, 2005. To access the call, dial (800) 230-1074 prior to start and provide the confirmation code 788604. The conference call will also be webcast. To access the webcast, log on to the Company’s web site at http://www.houstonexploration.com and follow the webcast links. A replay of the call will be available for one week on the Company’s website beginning at 12:00 P.M. Central Time on July 28, 2005. To replay the call, dial (800) 475-6701 and provide the confirmation code 788604.
Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release issued by Houston Exploration on July 28, 2005 announcing results of operations for the three-month and six-month periods ended June 30, 2005.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOUSTON EXPLORATION COMPANY
Date: July 28, 2005	By:	/s/ James F. Westmoreland
James F. Westmoreland
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number		Description

99.1	—	Press release issued by Houston Exploration dated July 28, 2005.